Restructuring	12 Months Ended
Dec. 31, 2023
Restructuring
Restructuring

19. Restructuring

In June 2023, the Company announced that the clinical trial of LAVA-051 targeting the CD1d-expressing hematological tumors, multiple myeloma (MM), chronic lymphocytic leukemia (CLL), and acute myeloid leukemia, is no longer recruiting and would be discontinued after no patients remain on treatment. LAVA-051 was being evaluated in an open-label, multi-center Phase 1/2a clinical trial in patients with relapsed or refractory CLL and MM to evaluate the safety, tolerability, pharmacokinetics, pharmacodynamics, immunogenicity, and preliminary anti-tumor activity of LAVA-051. The decision to discontinue the LAVA-051 clinical trial followed a review of the competitive landscape that has continued to evolve. The decision was not due to safety concerns. As a result of the discontinuation, the Company expensed $1.4 million in June 2023 for costs associated with contract manufacturing and bioanalytical activities for LAVA-051. Of this accrual, invoices have been received for an amount of $1.0 million in 2023 and the remaining accrual of $0.4 million is recorded in accrued expenses and other current liabilities on its consolidated statements of financial position as of December 31, 2023. The Company reviewed the relevant items of its consolidated statements of financial position and did not identify any asset that would be subject to impairment as a result of the discontinuation of the clinical trial of LAVA-051.

In August 2023, the Company finalized a reduction in workforce of approximately 36% in the United States and the Netherlands to better align the Company’s resources with the Company’s focus on LAVA-1207 and redesigned focus on research and development.  In connection with the reduction in force, the Company expensed $0.5 million, during the year ended December 31, 2023. The implementation of headcount reductions, including cash payments, was completed by the end of 2023.